UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 2, 2005/ April 28, 2005

(Date of Report/Date of earliest event reported)

EQUINOX HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	333-112531	13-4034296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

895 Broadway New York, New York 10003
(Address and zip code of principal executive offices)

212-780-9300
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 28, 2005, Equinox Holdings, Inc. (the “Company”) issued a press release announcing financial results for the year ended December 31, 2004. The press release also included a summary of restatements to its prior period financial statements. A copy of the April 28, 2005 press release is attached as an exhibit to this form 8-K.

The Company previously disclosed in its Form 8-K, filed with the Securities and Exchange Commission on March 31, 2005, that it issued a press release announcing that it was restating its prior period financial statements and as a result its Annual Report on Form 10-K for the fiscal year ended December 31, 2004, would not be completed by the filing deadline of March 31, 2005. The Company plans to file its Annual Report on Form 10-K in the coming weeks.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c)Exhibits

99.1                                                            Press Release dated April 28, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINOX HOLDINGS, INC.
(Registrant)

By:	/s/ SCOTT ROSEN
Name: Scott Rosen
Title: Executive Vice President and Chief Financial Officer

Date: May 2, 2005